UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 18, 2011 (February 4, 2011)
Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)
Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street
P.O. Box 725
Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
     This Current Report on Form 8-K/A is being filed to supplement Fentura Financial, Inc.’s (“Fentura”) original Form 8-K filed on February 10, 2011 which disclosed that on February 4, 2011, Fentura dismissed its independent registered public accounting firm, Crowe Horwath LLP (“Crowe Horwath”) to be effective upon Fentura filing its 2010 Form 10-K. This Form 8-K/A provides the additional disclosures required under Item 4.01 of Form 8-K now that the 2010 Form 10-K has been filed.
     Crowe Horwath’s report on Fentura’s consolidated financial statements as of and for the years ended December 31, 2010 and 2009 contained no adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles, except that Crowe Horwath’s opinion on the 2010 consolidated financial statements included an explanatory paragraph concerning Fentura’s bank subsidiary’s failure to comply with minimum revised regulatory capital requirements under a formal regulatory agreement and Crowe Horwath’s opinion on the 2009 consolidated financial statements included an explanatory paragraph describing substantial doubt about Fentura’s ability to continue as a going concern. The decision to change accountants was approved by the audit committee of the board of directors.
     During each of the years in the two year period ended December 31, 2010, and the subsequent interim period to the date hereof, there were (i) no disagreements between Fentura and Crowe Horwath on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Horwath, would have caused Crowe Horwath to make reference to the subject matter of the disagreements in connection with its reports. Fentura has provided Crowe Horwath with a copy of this disclosure and has requested that Crowe Horwath furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe Horwath agrees with the above statements. A copy of such letter dated March 15, 2011 from Crowe Horwath is filed as Exhibit 16.1 to this Form 8-K/A.
     On March 8, 2011, the audit committee of the board of directors of Fentura formally engaged Rehmann Robson, P.C. (“Rehmann”) as its new independent registered public accounting firm to be effective upon Fentura filing its 2010 Form 10-K. During the last two fiscal years and the subsequent interim period to the date hereof, Fentura did not consult with Rehmann regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on Fentura’s consolidated financial statements (and in the case of (1) and (2) above, neither a written report nor oral advice was provided that was considered an important factor by Fentura in reaching a decision as to an accounting, auditing or financial reporting issue); or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits:

Exhibit 16.1	Letter of Crowe Horwath LLP to the Securities and Exchange Commission dated March 15, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)
By:	/s/ Donald L. Grill
Donald L. Grill, President and Chief Executive Officer
Dated: March 18, 2011

EXHIBIT INDEX

Exhibit Number
16.1	Letter of Crowe Horwath LLP to the Securities and Exchange Commission dated March 15, 2011

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